No. 3154-028-E001

                                   ENDORSEMENT
                                   -----------

     Attached to and forming part of PROPERTY AND CASUALTY CLASH EXCESS OF LOSS REINSURANCE AGREEMENT NO. 3154-0028 between PENN-AMERICA INSURANCE COMPANY, PENN-STAR INSURANCE COMPANY, both of Hatboro, Pennsylvania and PENN-PATRIOT INSURANCE COMPANY of Richmond, Virginia (hereinafter referred to as the `Company'), and AMERICAN RE-INSURANCE COMPANY, a Delaware Corporation with administrative offices in Princeton, New Jersey (hereinafter referred to as the "Reinsurer").

     It is understood and agreed by the parties hereto, that effective 12:01 a.m., Eastern Standard Time, January 1, 2004, this Agreement is amended to read as follows:

     I. The "Slender Lady Program" is added as an exception to Exclusion C. 1 of the EXCLUSIONS Article and the exclusion reads as follows:

          1. Professional Liability or Errors and Omissions Coverage other than for the following:

                           a.   "Beau-T-Pak";
                           b.    Barbers;
                           c.    Opticians;
                           d.    Veterinarians that treat household pets;
                           e.    Morticians;
                           f.    Clergy;
                           g.    Employee Benefits Liability (E&O Coverage);
                           h.    Druggists;
                           i.   "Day Care Pak";
                           j.   "Adult Day Care";
                           k.   "Health Club Pak";
                           l.   "Instructor Pak";
                           m.    In-Home Day Care;
                           n.   "Pet Pak";
                           o.   "Wellness Pak";
                           p.   "Massage Program"; or
                           q.   "Slender Lady Program".

     II. Professional Liability maximum policy limits are amended and maximum limits form the "Slender Lady Program" are added to ARTICLE V, WARRANTY, and the Article reads as follows:


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                                                              No. 3154-028-E001



                                    ARTICLE X
                                    ---------

         WARRANTY
         --------

         Casualty
         --------


          A. The maximum limits of liability for any one policy of the Company shall be deemed not to exceed the following:

               1.   General   Liability  -  $1,000,000   each   occurrence   and
                    $2,000,000 general aggregate. a) As respects Products and Completed Operations - $1,000,000 in the aggregate.

               2. Massage Program - $2,000,000 each occurrence and $3,000,000 general aggregate.

               3. Umbrella and Excess General Liability- The Company will purchase or so deemed umbrella facultative reinsurance and excess general liability reinsurance covering Extra Contractual Obligations and Excess Judgments liability as defined within this Agreement for an amount equal to and in addition to the umbrella policy limit, subject to an annual aggregate limit of $5,000,000. Facultative reinsurance coverage for any umbrella extra contractual obligations or excess judgments liability shall inure to the benefit of this Agreement.

               4. Professional Liability - $1,000,000 each occurrence and $2,000,000 general aggregate.

               5. Professional Liability "Slender Lady Program" - $1,000,000 each occurrence and $3,000,000 general aggregate.


         Property
         --------

          A. It shall be deemed that the company will purchase facultative reinsurance on all risks in excess of $2,000,000.

          B. It shall be deemed that the company will purchase catastrophe reinsurance for $29,000,000 in excess of $1,000,000 for any one occurrence.




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                                                              No. 3154-028-E001


     IN WITNESS WHEREOF the parties hereto have caused this Endorsement to be executed in duplicate in Hatboro, Pennsylvania, this 10th day of September, 2004;


         ACCEPTED:
         PENN-AMERICA INSURANCE COMPANY
         PENN-STAR INSURANCE COMPANY
         PENN-PATRIOT INSURANCE COMPANY





-----------------------------------
and in Princeton, New Jersey, this               9th Day of September 2004.

                                                AMERICAN RE-INSURANCE COMPANY



                                                -------------------------------
                                                Vice President


             DATED: August 9, 2004
             RG/rg